CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Anixter International Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Grubbs, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



------------------------------------------
Robert W. Grubbs
President and Chief Executive Officer
November 8, 2002

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Anixter International Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis J. Letham, Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



------------------------------------------
Dennis J. Letham
Senior Vice President-Finance
Chief Financial Officer
November 8, 2002